Exhibit 10.2

RESTRICTED STOCK UNITS AWARD AGREEMENT (Safehold Inc. 2009 Long-Term Incentive Plan) THIS RESTRICTED STOCK UNITS AWARD AGREEMENT (the “Agreement”) is entered into by and between SAFEHOLD INC. (“SAFE” or the “Company”) and [●] (“Participant”), effective as of [●], 2026 (the “Grant Date”). RECITALS: A. The Company has adopted the 2009 Long-Term Incentive Plan, as amended from time to time (the “Plan”). Except as otherwise defined herein, capitalized terms used in this Agreement have the respective meanings set forth in the Plan. The Plan is hereby incorporated herein by reference as though set forth herein in its entirety. B. The Company wishes to set forth, in this Agreement, the terms and conditions of an award of restricted stock units (“Units”) being made to Participant representing the right to receive shares of Common Stock of the Company (“Shares”) pursuant to the Plan. NOW, THEREFORE, the parties agree as follows: 1. Award. Subject to the terms of this Agreement and the Plan, the Participant is hereby granted [●] Units, representing the right to receive an equivalent number of Shares. The award described herein is granted effective as of the Grant Date. 2. Vesting. The Units shall vest on such date(s) and in accordance with the terms and conditions set forth on Exhibit A. 3. Settlement and Delivery of Shares. Subject to satisfying applicable tax withholding requirements in accordance with Section 14 hereof, on each Vesting Date, the Company shall promptly (but in no event later than two and one-half (2-½) months after the applicable Vesting Date) deliver to the Participant a number of Shares equal to the number of Units vesting on such date. Except as may be required by law, the Shares shall be issued and delivered to the Participant, free of any restrictive legend or other restrictions, in book-entry form or otherwise as the Participant may direct. 4. Confidentiality. The Participant has entered into and shall abide by the Company’s Employee Proprietary Information and Inventions Assignment Agreement, which includes confidentiality and post-termination non-competition and non-solicitation restrictions (the “Restrictive Covenants Agreement”) and reaffirms Participant’s obligations under the Restrictive Covenants Agreement. The Participant acknowledges and recognizes the highly competitive nature of the businesses of the Company and accordingly agrees, in the Participant’s capacity as an investor and equity holder in the Company and its Affiliates, to the restrictive covenants contained in Restrictive Covenants Agreement. The Participant acknowledges and agrees that the Company’s remedies at law for an actual or threatened breach of any of the provisions of Restrictive Covenants Agreement would be inadequate and the Company would suffer irreparable damages as a result of such breach or threatened breach. 5. Clawback. In the event the Board of Directors of the Company determines that the Participant has engaged in fraud, willful misconduct or violation of Company policy that (1) caused or otherwise contributed materially to the need for a material restatement or adjustment of the Company’s financial results within two years after the period presented, or (2) caused or otherwise contributed materially to a material negative revision of a financial or operating measure on the basis of which incentive compensation was awarded or paid to such covered executive, the Compensation Committee of the Company’s Board of Directors (the “Committee”) will review the award of Units pursuant to this Agreement and all other performance-based compensation awarded to or earned by the Participant during fiscal periods materially affected by the restatement or adjustment or negative revision. For this purpose, “performance-based compensation” includes annual cash incentive bonus awards and all forms of equity-based incentive compensation. If the Committee determines that the performance-based compensation would have been materially lower if it had been based on the restated, adjusted or revised results, the

2 Committee may, to the extent permitted by applicable law, seek recoupment from the Participant of any portion of such performance-based compensation as it deems appropriate after a review of all relevant facts and circumstances. 6. Restrictions on Units. a. Prior to vesting, Units that are not vested (and the Shares represented by such Units) are not transferable except as designated by the Participant by will or by the laws of descent and distribution or, subject to such procedures as the Committee may establish, to or for the benefit of the Participant’s family. Except as permitted by the foregoing, Units that are not vested (and the Shares represented by such Units) may not be sold, assigned, transferred, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law and otherwise) or be subject to execution, attachment or similar process. Any attempt to sell, transfer, assign, pledge, hypothecate, voluntarily encumber or otherwise dispose of Units or Shares shall be null and void. Upon the vesting of Units, the Shares that are delivered to the Participant shall be fully transferable by the Participant. b. Prior to vesting, Units shall not be evidenced by a certificate registered in the name of the Participant and the Participant shall not have any voting rights with respect to such unvested Units (or the Shares represented by such Units). 7. Dividend Equivalent Rights. a. From and after the Grant Date, dividend equivalents shall accrue with respect to Units and shall be payable subject to the same vesting terms and other conditions as the Units to which they relate. Dividend equivalents shall be credited as and when dividends are declared by the Company on Shares from the Grant Date until Units are vested and paid. If, and to the extent, Units are forfeited, all related dividend equivalent rights shall also be forfeited. b. Dividend equivalents rights entitle the Participant to receive payments with respect to each Unit equal to the dividends declared by the Company on one Share. c. Dividend equivalent payments shall be made to the Participant in cash, net of applicable tax withholdings at required statutory minimum amounts, on the same date vested Units are settled. 10. Adjustments to Number of Units and Shares. In the event of any change in the Company’s outstanding Shares by reason of any stock dividend, split, spinoff, recapitalization or other similar change, the terms and the number of any outstanding Units (and the Shares represented by such Units) shall be equitably adjusted by the Committee that administers the Plan in its discretion to the extent the Committee determines that such adjustment is necessary to preserve the benefit, including the economic value, of this Agreement for the Participant and the Company. 11. Administration. The authority to administer and interpret this Agreement shall be vested in the Committee, and the Committee shall have all the powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Committee and any decision made by it with respect to the Agreement are final and binding on all persons. 12. Representations. The Shares represented by the Units are currently registered under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws, pursuant to an effective registration statement. The Participant hereby represents and covenants that any subsequent sale of any such Shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws. The Participant agrees that the obligation of the Company to issue Shares shall also be subject, as conditions precedent, to compliance with applicable provisions of the Securities Act, the Securities Exchange Act of 1934, as amended, state

3 securities or corporation laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company’s securities shall be listed. 13. Electronic Delivery. By executing this Agreement, the Participant hereby consents to the electronic delivery of prospectuses, annual reports and other information required to be delivered by Securities and Exchange Commission rules. This consent may be revoked in writing by the Participant at any time upon three business days’ notice to the Company, in which case subsequent prospectuses, annual reports and other information will be delivered in hard copy to the Participant. 14. Taxes and Withholding. a. The Participant shall be responsible for all income taxes payable in respect of the Shares. The Participant shall be required to pay to the Company, and the Company shall have the right and is hereby authorized to withhold any cash, Shares, other securities or other property or from any compensation or other amounts owing to the Participant, the amount (in cash, Shares other securities or other property) of any required withholding taxes in respect of the Shares, and to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes, if applicable. In addition, the Committee may permit or require a Participant to satisfy, in whole or in part, the foregoing withholding liability by having the Company withhold a number of Shares with a Fair Market Value equal to such withholding liability. The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company will, to the extent permitted by law, have the right to deduct any such withholding taxes from any payment of any kind otherwise due to Participant. In determining the amount to be withheld, the Company may consider statutory withholding amounts or other withholding rates applicable to a Participant, including the maximum applicable rate in a Participant’s applicable jurisdiction. b. Notwithstanding anything herein to the contrary and subject to Section 409A of the Code, Shares to be delivered under this Agreement may be accelerated as required to pay employment taxes and any resulting pyramiding taxes incurred by the Participant related to the Shares subject to this Agreement prior to the scheduled settlement of the Shares pursuant to this Agreement, in accordance with and to the extent permitted by U.S. Treasury Regulation 1.409A-3(j)(4)(vi), with the payment of such employment related taxes and any resulting pyramiding taxes to be accomplished by the Company withholding whole Shares which would otherwise be issued or transferred to the Participant having an aggregate Fair Market Value, determined as of the date on which such withholding obligation arises, equal to the amount of such employment related taxes and any resulting pyramiding taxes. 15. Plan Governs. The terms of this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the office of the Secretary of the Company. 16. Amendment and Termination. The Committee may at any time amend or terminate this Agreement, provided that no such amendment or termination may materially adversely affect the rights of the Participant awarded hereunder. 17. Waiver of Responsibility. The Participant understands that the Company has assumed no responsibility for advising the Participant as to the tax consequences to the Participant of the grant of Units under this Agreement. The Participant should consult with his or her individual tax advisor concerning the applicability of Federal, state and local tax laws to the Units and to his or her personal tax circumstances.

4 18. Agreement Not Contract of Employment. Neither the Plan nor this Agreement shall not be construed as giving the Participant the right to be retained in the employ of, or in any other continuing relationship with, the Company or any of its Affiliates. 19. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the Company, its successors and assigns, and any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company’s assets and business. The Company shall have the right to assign this Agreement at its sole election without the need for further notice to or consent by the Participant. 20. Governing Law. The validity, construction and effect of this Agreement shall be determined in accordance with the laws of the state of New York applicable to agreements made and to be performed entirely within such jurisdiction. 21. Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may be executed by PDF or other electronic means. 22. Interpretation. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but the invalidity or unenforceability of any provision or portion of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision or portion of any provision, in any other jurisdiction. In addition, should a court or arbitrator determine that any provision or portion of any provision of this Agreement is not reasonable or valid, either in period of time, geographical area, or otherwise, the parties hereto agree that such provision should be interpreted and enforced to the maximum extent which such court or arbitrator deems reasonable or valid. 23. Entire Agreement. This Agreement shall constitute the entire agreement between the parties, and shall supersede all prior representations, agreements and understandings (including any prior course of dealings), both written and oral, between the parties with respect to the subject matter hereof.

5 IN WITNESS WHEREOF, the Company and the Participant have executed this Restricted Stock Units Award Agreement as of the day and year first above written. PARTICIPANT ____________________________________ SAFEHOLD INC. By: _________________________________

6 Exhibit A [Intentionally Omitted]